LIMITED POWER OF ATTORNEY

I, Karen Ries, hereby constitute and appoint

HIRANDA S. DONOGHUE and ANGELA M. PLA, with full

powers of substitution or revocation, to serve as

my Attorneys-In-Fact and Agents to exercise the

powers and discretions set forth below:

1.
To execute on my behalf any and all Securities

and Exchange Commission ("SEC") (i) Forms 3, 4

and 5 in accordance with Section 16 of the

Securities Exchange Act of 1934, as amended (the

"Exchange Act"), and the rules thereunder,

relating to the disclosure of my beneficial

ownership of securities in Fortune Brands

Innovations, Inc. (the "Company") and (ii) Forms

144 in accordance with the Securities Act of

1933, as amended (the "Securities Act"), and

the rules thereunder, relating to my transactions

in the securities of the Company; and

2.
Do and perform any and all acts for and on

behalf of the undersigned which may be necessary

or desirable to complete and execute any such

Form 3, 4, 5 or Form 144 and timely file such

form with the SEC and any stock exchange or

similar authority and take any other action of

any type whatsoever in connection with the

foregoing which, in the opinion of such

attorneys-in-fact, may be of benefit to, in the

best interest of, or legally required by, the

undersigned.

The undersigned hereby grants to each such

attorneys-in-fact full power and authority to

do and perform any and every act and thing

whatsoever requisite, necessary, or proper to

be done in the exercise of any of the rights

and powers herein granted, as fully to all

intents and purposes as the undersigned might

or could do if personally present, with full

power of substitution or revocation, hereby

ratifying and confirming all that such attorneys-

in-fact shall lawfully do or cause to be done by

virtue of this Power of Attorney and the rights

and powers herein granted. The undersigned

acknowledges that the foregoing attorneys-in-fact,

in serving in such capacity at the request of the

undersigned, are not assuming, nor is the Company

assuming, any of the undersigned's

responsibilities to comply with Section 16 of the

Securities Exchange Act or Rule 144 of the

Securities Act.

This Power of Attorney shall at all times be

binding with respect to all actions taken by the

attorneys-in-fact in accordance with the terms of

this Power of Attorney. The powers granted by

this Power of Attorney shall begin on February 22,

2024 and shall continue in full force and effect

until the undersigned is no longer required to file

Section 16 Reports with respect to the equity

securities of the Company, unless earlier revoked

by the undersigned in a signed writing delivered to

the foregoing attorneys-in-fact.

I, Karen Ries, executed this Limited Power of Attorney

on this 22nd day of February 2024.

/s/ Karen Ries

Karen Ries